CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD:   MAY 1997

Beginning of the Month Principal Receivables:                                                                    10,357,597,793.54
                                                                                                               -------------------
Beginning of the Month Finance Charge Receivables:                                                                  346,494,904.06
                                                                                                               -------------------
Beginning of the Month Discounted Receivables:                                                                                0.00
                                                                                                               -------------------
Beginning of the Month Total Receivables:                                                                        10,704,092,697.60
                                                                                                               -------------------

Removed Principal Receivables:                                                                                                0.00
                                                                                                               -------------------
Removed Finance Charge Receivables:                                                                                           0.00
                                                                                                               -------------------
Removed Total Receivables:                                                                                                    0.00
                                                                                                               -------------------

Additional Principal Receivables:                                                                                             0.00
                                                                                                               -------------------
Additional Finance Charge Receivables:                                                                                        0.00
                                                                                                               -------------------
Additional Total Receivables:                                                                                                 0.00
                                                                                                               -------------------

Discounted Receivables Generated this Period                                                                                  0.00
                                                                                                               -------------------

End of the Month Principal Receivables:                                                                          10,024,614,289.12
                                                                                                               -------------------
End of the Month Finance Charge Receivables:                                                                        351,894,449.85
                                                                                                               -------------------
End of the Month Discounted Receivables:                                                                                      0.00
                                                                                                               -------------------
End of the Month Total Receivables:                                                                              10,376,508,738.97
                                                                                                               -------------------

Excess Funding Account Balance                                                                                                0.00
                                                                                                               -------------------
Adjusted Invested Amount of all Master Trust Series                                                               8,459,480,340.58
                                                                                                               -------------------

End of the Month Seller Percentage                                                                                      15.612909%
                                                                                                               -------------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD:   MAY 1997                                                                   ACCOUNTS               RECEIVABLES
                                                                                             --------               -----------

End of the Month Delinquencies:
     30 - 59 Days Delinquent                                                                    126,793             223,429,275.91
                                                                                      -----------------        -------------------
     60 - 89 Days Delinquent                                                                     71,666             136,311,695.14
                                                                                      -----------------        -------------------
     90 + Days Delinquent                                                                       175,207             332,810,848.70
                                                                                      -----------------        -------------------

     Total 30 + Days Delinquent                                                                 373,666             692,551,819.75
                                                                                      -----------------        -------------------

     Delinquencies 30 + Days as a Percent of End of the Month Total Receivables                                              6.67%
                                                                                                               -------------------

Defaulted Accounts During the Month                                                              41,247              65,821,864.50
                                                                                      -----------------        -------------------

Annualized Default Rate as a Percent of Beginning of the Month Principal Receivables                                         7.63%
                                                                                                               -------------------


CAPITAL ONE MASTER TRUST (COLLECTIONS)
MONTHLY PERIOD:   MAY 1997                                                               COLLECTIONS                  PERCENTAGES
                                                                                         -----------                  -----------

Total Collections and Gross Payment Rate                                                  1,135,043,140.23                   10.60%
                                                                                          ----------------       ------------------

Collections of Principal Receivables and Principal Payment Rate                             949,261,503.70                    9.16%
                                                                                          ----------------       ------------------

     Prior Month Billed Finance Charge and Fees                                             155,481,077.81
                                                                                          ----------------
     Amortized AMF Income                                                                    10,754,856.46
                                                                                          ----------------
     Interchange Collected                                                                    7,205,086.08
                                                                                          ----------------
     Recoveries of Charged Off Accounts                                                       4,962,489.33
                                                                                          ----------------
     Collections of Discounted Receivables                                                            0.00
                                                                                          ----------------

Collections of Finance Charge Receivables and Annualized Yield                              178,403,509.68                   20.67%
                                                                                          ----------------       ------------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD:   MAY 1997

Beginning Unamoritized AMF Balance                                                                                    52,981,143.29
                                                                                                                 ------------------
   + AMF Slug for Added Accounts                                                                      0.00
                                                                                          ----------------
   + AMF Collections                                                                         18,132,983.31
                                                                                          ----------------
   - Amortized AMF Income                                                                    10,754,856.46
                                                                                          ----------------
Ending Unamortized AMF Balance                                                                                        60,359,270.14
                                                                                                                 ------------------

CAPITAL ONE MASTER TRUST (DISCOUNTED RECEIVABLES)
MONTHLY PERIOD:  MAY 1997

Gross Principal Payment Rate                                                                         9.16%
                                                                                          ----------------

May 17, 1994   3% Discount of Addition                                                                                50,184,973.92
                                                                                                                 ------------------
     Total Discounted Receivables Collections as of Beginning of Month                       50,184,973.92
                                                                                          ----------------
     Collections of Discounted Receivables Current Month                                              0.00
                                                                                          ----------------
Discounted Receivables to be Collected                                                                                         0.00
                                                                                                                 ------------------









                             CAPITAL ONE BANK
                             as Servicer


                             By:               /s/ John Schmohl
                                               -------------------------------
                             Name:             John Schmohl
                             Title:            Director of External Reporting





                                                                   Page 8 of 33